Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

HF	DGA Core Plus Absolute Return ETF (the “Fund”)

listed on NYSE Arca, Inc.

December 5, 2024

Supplement to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated November 28, 2024, as supplemented

Effective as of the open of trading on December 12, 2024 (the “Effective Date”), the listing exchange for shares of DGA Core Plus Absolute Return ETF (ticker: HF), a series of Tidal Trust II, will be changed from NYSE Arca, Inc. to New York Stock Exchange LLC.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “New York Stock Exchange LLC.”

Please retain this Supplement for future reference.